Exhibit 24

Power of Attorney

Know all by these presents, that each person whose signature appears below hereby constitutes and appoints George Aristides or Mark W. Sheahan, that person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for that person and in that person's name, place and stead, in any and all capacities, to sign the Report on Form 10-K for the year ended December 27, 1996, of Graco Inc. (and any and all amendments thereto) and to file the same with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as that person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, this Power of Attorney has been signed by the following persons on the date indicated.

                                                  Date
                                                  -----------------


         /s/G. ARISTIDES                          February 14, 1997
         ---------------------------              -----------------
         G. Aristides


         /s/R. O. BAUKOL                          February 14, 1997
         ---------------------------              -----------------
         R. O. Baukol


         /s/D. A. KOCH                            February 14, 1997
         ---------------------------              -----------------
         D. A. Koch


         /s/R. D. MCFARLAND                       February 14, 1997
         ---------------------------              -----------------
         R. D. McFarland


         /s/L. R. MITAU                           February 14, 1997
         ---------------------------              -----------------
         L. R. Mitau


         /s/M. A.M. MORFITT                       February 14, 1997
         ---------------------------              -----------------
         M. A.M. Morfitt


         /s/D. R. OLSETH                          February 14, 1997
         ---------------------------              -----------------
         D. R. Olseth


         /s/C. M. OSBORNE                         February 14, 1997
         ---------------------------              -----------------
         C. M. Osborne


         /s/W. G. VAN DYKE                        February 14, 1997
         ---------------------------              -----------------
         W. G. Van Dyke
                                       35